Earnings Per Share	12 Months Ended
Dec. 31, 2014
EARNINGS PER SHARE [Abstract]
Earnings Per Share
7.	EARNINGS PER SHARE

Basic and diluted earnings per ordinary share attributable to the Company’s shareholders are calculated in accordance with ASC 260, “Earnings Per Share.” Earnings per ordinary share do not differ between Class A and Class B ordinary shares, as there are no differences between the share classes as it relates to distributions of earnings. Reconciliations of the numerator and denominator of the per-share computations for the years ended December 31, 2012, 2013 and 2014 are as follows:

	For the years ended December 31,
	2012	2013	2014
(in thousands, except share and per share data)	RMB	RMB	RMB
Numerator:
Net income attributable to Shanda Games Limited’s ordinary shareholders for basic and diluted earnings	1,765,392	1,587,888	1,040,473
Denominator:
Weighted-average ordinary shares outstanding for basic calculation	554,813,612	536,790,221	537,189,172
Dilutive effect of share options	28,461	605,192	5,275,948
Dilutive effect of restricted shares	—	—	731,039
Numerator:
Denominator for diluted calculation	554,842,073	537,395,413	543,196,160
Net income per ordinary share attributable to Shanda Games Limited’s ordinary shareholders - basic	3.18	2.96	1.94
Net income per ordinary share attributable to Shanda Games Limited’s ordinary shareholders - diluted	3.18	2.95	1.92

For 2012, 2013 and 2014, the Group excluded 27,646,400, 16,723,609 and 3,651,145, respectively, outstanding weighted average stock options and restricted shares from the calculation of diluted earnings per common share because their effects were anti-dilutive.